UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 26, 2020
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CHURCHILL CAPITAL CORP II
(Exact name of registrant as specified in its charter)
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Delaware	001-38960	83-4388331
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

640 Fifth Avenue, 12th Floor New York, NY	10019
(Address of principal executive offices)	(Zip Code)

(212) 380-7500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-third of one warrant	CCX.U	New York Stock Exchange

Shares of Class A common stock	CCX	New York Stock Exchange

Warrants	CCX WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
Effective June 26, 2020, the Board of Directors (the “Board”) of Churchill Capital Corp II (the “Company”) appointed Dena Brumpton as a director of the Company. Ms. Brumpton will serve as a Class III director of the Company with a term expiring at the Company’s third annual meeting of stockholders following the Company’s initial public offering. Ms. Brumpton will serve on the Audit Committee of the Board.
Ms. Brumpton is currently a Non-Executive Director of Leathwaite Human Capital Limited, Non-Executive Director of Scottish Widows Schroder Wealth Holdings Limited where she chairs the Audit and Risk Committees in addition to being a member of the Remuneration Committee and Non-Executive Director of Maitland International Holdings Limited. Previously, she was the CEO for Barclays Savings, Investments and Wealth Management. Prior to Barclays, over the course of thirty years, Ms. Brumpton held various roles at Citigroup where she held several senior leadership positions in Asset Management, Corporate and Investment Banking and most recently Private Banking and Wealth Management, where she was Global Chief Operating Officer for the Private Bank.
In connection with her election to the Board, Ms. Brumpton will enter into an indemnification agreement with the Company pursuant to which the Company will agree to indemnify her from certain liabilities that may arise by reason of her status as a director and advance certain expenses incurred by her. The form of indemnification agreement was filed as Exhibit 10.7 to the Registration Statement on Form S-1, filed with the Securities and Exchange Commission (the “SEC”) on June 10, 2019. Ms. Brumpton will also enter into a letter agreement among Churchill Sponsor II LLC and the Company’s officers and directors, and this agreement waives certain redemption rights and certain rights to liquidating distributions from the trust account. The form of letter agreement was filed as Exhibit 10.2 to the Registration Statement on Form S-1, filed with the Securities and Exchange Commission on June 10, 2019.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Churchill Capital Corp II

Date: June 29, 2020	By:	/s/ Peter Seibold
		Name:	Peter Seibold
		Title:	Chief Financial Officer